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                                                                 Exhibit 10.5(b)

                                                               EXECUTION VERSION

                                                               February 20, 2002

Mr. Bryan K. Bedford
President and CEO
Chautauqua Airlines, Inc.
Indianapolis Int'l Airport
Suite #160
2500 South High School Road
Indianapolis, IN 46241

Sent via Fax to (317) 484-6060

                AIR SERVICES AGREEMENT, DATED AS OF JUNE 11, 2001
                    BY AND BETWEEN CHAUTAUQUA AIRLINES, INC.
                   ("CHAUTAUQUA") AND AMR CORPORATION ("AMR")

Dear Mr. Bedford:

      We refer to the agreement described above (the "Air Services Agreement"). (Unless otherwise defined in this letter, capitalized terms that we use below have the meaning set forth in the Air Services Agreement.)

      Chautauqua has informed AMR that Chautauqua wishes to take delivery on or about February 20, 2002 of [a] Firm Approved Aircraft under a financing arrangement, [*] The Firm Approved Aircraft referred to above (the "Specified Aircraft") has serial number 145569. AMR consents, on the following terms, to such delivery under such Alternative Financing arrangement.

1) Until such time as Chautauqua is able to close an Alternative Financing arrangement with Banco Nacional de Desenvolvimento Economico e Social or its affiliate Agencia Especial de Financimento Industrial - FINAME (either being referred to hereafter as "BNDES"), Chautauqua will only enter into an [*], and thereafter, Chautauqua will only enter into an [*] (including, without limitation, a refinancing of [*] other than pursuant to a Lease meeting the requirements of Section 7.03(c) of the Air Services Agreement) with BNDES.

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2)    Chautauqua acknowledges that AMR and AA intend to negotiate with BNDES forms of leveraged lease documentation (the "AA/BNDES Form Lease") based on existing aircraft loans by BNDES to AMR affiliates and acceptable to AMR for submission to lessors (which may include Solitair Corp., an affiliate of Chautauqua; Chautauqua or a subsidiary of Chautauqua (each a "CAI Affiliate") as the equity participant) with respect to any Firm Approved Aircraft financed by BNDES that are subsequently leased to AA or an AMR affiliate (a "Permitted Assignee") pursuant to either the "put" or "call" provisions of the Air Services Agreement. Any AA/BNDES Form Lease shall be subject to the approval of the lessor under such leveraged lease. Chautauqua and AMR intend to negotiate leveraged lease documentation based on the AA/BNDES Form Lease and acceptable to AMR for lease to an AMR affiliate with a CAI Affiliate as equity participant acting through a trust or similar entity (such lease, a "Chautauqua Leasing Arrangement"). AMR and Chautauqua and their respective affiliates shall not have any liability under this letter for any failure to reach agreement as to an AA/BNDES Form Lease, as to a Chautauqua Leasing Arrangement, or as to any Alternative Financing or other arrangement.

3) Until the date that (i) AMR and BNDES agree to the terms of an AA/BNDES Form Lease, (ii) AMR and Chautauqua agree on the terms of a Chautauqua Leasing Arrangement and, (iii) financing for a Specified Aircraft has been put in place with BNDES that permits such Specified Aircraft to be leased to a Permitted Assignee pursuant to an AA/BNDES Form Lease (and, if applicable, under a Chautauqua Leasing Arrangement) upon exercise of any put or call option referred to below, Chautauqua will not enter into any [*]. If the conditions of the preceding sentence are satisfied, Chautauqua may enter into an Alternative Financing of a Specified Aircraft on such agreed terms without further approval by AMR of such financing (a "Definitive Alternative Arrangement") for purposes of the Air Services Agreement.

4) At the time of (a) a transfer to AMR or an affiliate of a leasehold interest in a Specified Aircraft or (b) a lease to an AMR affiliate under a Chautauqua Leasing Arrangement, in either case pursuant to [*]
      (but otherwise free and clear of all liens, including liens permitted by the Alternative Financing).

5)    (a) At such time as Chautauqua enters into an [*]

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      (b) Notwithstanding the provisions of Section 5(a) hereof, until such time as Chautauqua enters into an Alternative Financing arrangement with respect to the Aircraft, the provisions of Schedule E-3, Section J(2) of the Air Services Agreement shall not apply to the Specified Aircraft, and the limit on the [*].

6) AMR agrees that it may not [*] of the Air Services Agreement and Chautauqua agrees that it may not [*] of the Air Services Agreement with respect to the Specified Aircraft that is subject to an Alternative Financing until such time, if any, that a Definitive Alternative Financing or a Lease is entered into with respect to such aircraft.

7)    Except as otherwise expressly provided herein, this letter does not limit
      (a) any of AMR's [*] of the Air Services Agreement, which options will remain in effect with respect to the Specified Aircraft, or (b) any of the other rights or obligations of Chautauqua or AMR under the Air Services Agreement.

8) This letter agreement does not apply to any Firm Approved Aircraft other than the Specified Aircraft.

9) AMR agrees that the Specified Aircraft shall be placed into service under the Air Services Agreement. AMR further acknowledges and agrees that Chautauqua has the right under certain circumstances to return the Specified Aircraft to Embraer. In the event Chautauqua exercises such right, AMR agrees that Chautauqua shall have the further right to elect on written notice to AMR that: (a) such Aircraft shall be [*], (b) such Aircraft shall [*], (c) the Air Services Agreement [*], and (d) [*].

      Except as modified hereby and by the letter of December 31, 2001, the Air Services Agreement remains in effect. This letter agreement shall be governed by the internal laws of Texas without reference to conflict of laws rules.

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This letter agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Execution may be effected by delivery of facsimiles of signature pages (and the parties shall follow such delivery by prompt delivery of originals of such pages). This letter agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original. Each counterpart of this letter agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this letter agreement, but all of such counterparts together shall constitute one instrument.

                 [Intentionally Blank. Continued on next page.]

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      If you are in agreement with the foregoing, please countersign a copy of this letter agreement and return a copy to the parties set forth in the notice provisions of the Air Services Agreement.

Very Truly Yours,


AMR CORPORATION

By: /s/ Charles D. MarLett
    ---------------------------
Its: Corporate Secretary
    ---------------------------

AGREED AND ACCEPTED:

CHAUTAUQUA AIRLINES, INC.

By: /s/ Bryan Bedford
    ---------------------------
Its: President and CEO
    ---------------------------

cc:   Wexford Capital, LLC, 411 West Putnam Avenue, Greenwich, CT 06830;
      Attention: Joseph Jacobs, President; Attention: Arthur Amron, General Counsel; Fax # 203-862-7312
      Tom Bacon - American Eagle
      Gary Foss - American Eagle
      Holly Stroud - American Airlines
      Lisa May - Haynes & Boone, Fax # 214-200-0511
      John Hoyns - Hughes Hubbard & Reed, Fax # 212-422-4726
      Debevoise & Plimpton, 919 Third Avenue, New York, NY 10022;
      Attn: Nilima Muttana; Fax # 212-909-6836

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                          ATTACHMENT TEXT OF EXHIBIT P

Note: input items marked with an asterisk (*) will be adjusted in the manner specified. The figures included below are based on GECC indicative financing as of November 7, 2001.

Purchase Price*:        [*]

Closing Date*:          November 23, 2001 (to be adjusted to reflect the actual
                        delivery date of the respective Firm Approved Aircraft).

5-yr Generic
US Swap Rate*:          [*] (determined using Bloomberg page "IRSB18." To be
                        adjusted to reflect the rate in effect on the Closing
                        Date).

Equity After-Tax
Yield*:                 [*]

Composite
Tax Rate:               35%

Lender's
Debt Rate*:             CIRR Rate (as adjusted for the rate in effect on date of
                        closing, which is [*] as of November __, 2001).

CIRR Rate:              For any day, the Commercial Interest Reference Rate for
                        the U.S. dollar with respect to loans with a tenor exceeding 17 semi-annual repayment periods applicable for such day, as published for monthly periods by the United States Export-Import Bank, at its official website address under the heading "Commercial Interest
                        Reference Rate (CIRRS)."

Rent Structure:         [*]

Average Monthly
Accounting Rent:        [*] (to be determined using the Warren & Selbert
                        ABC Program using the input items set forth herein;
                        provided, however, that in no event shall the rent be
                        less than the Lender's debt service).
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Residual:               [*] of Purchase Price

Early Buyout Date:      [*] Anniversary of the Closing Date.

Early Buyout Price:     [*]

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